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                                                                     EXHIBIT 2.2


                          CERTIFICATE OF CANCELLATION
                                      OF
                      CERTIFICATE OF LIMITED PARTNERSHIP
                                      OF
                               ORBCOMM USA, L.P.



            ORBCOMM USA, L.P. (the "Partnership"), a limited partnership organized under the Delaware Revised Uniform Limited Partnership Act (the "Act"), for the purpose of canceling the Certificate of Limited Partnership of the Partnership pursuant to Section 17-203 of the Act, hereby certifies that:
            FIRST:  The name of the Partnership is ORBCOMM USA, L.P.

            SECOND: The Partnership's Certificate of Limited Partnership was originally filed in the Office of the Secretary of State on July 21, 1993.

            THIRD: This Certificate of Cancellation is being filed because the Partnership has ceased transacting business.

            FOURTH: This Certificate of Cancellation shall become effective on _______ __, 1998.



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            IN WITNESS WHEREOF, the undersigned, constituting the sole
General Partner of the Partnership, has executed this Certificate of Cancellation as of this ___ day of _______, 1998.

                              ORBCOMM GLOBAL, L.P.

                              By:   Orbital Communications Corporation,
                                    its General Partner

                                    By:
                                          ---------------------------------
                                          Scott L. Webster
                                          President


                              By:   Teleglobe Mobile Partners,
                                    its General Partner

                                    By:   Teleglobe Mobile Investment Inc.,
                                          its Managing Partner

                                          By:
                                                -----------------------------
                                                Claude Seguin
                                                Chief Executive Officer